EXHIBIT 21

Subsidiary Name	Jurisdiction of Organization
0722548 B.C. Ltd.	British Columbia
100 Knoedler Road, LLC	Delaware
100 Trich Drive LLC	Delaware
1000 Aston Gardens Drive, LLC	Delaware
101 E 87th Ave LLC	Delaware
101052983 Saskatchewan Ltd.	Saskatchewan
10475 Wilshire Boulevard Borrower, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
10600 East 13th Street North, LLC	Delaware
10700 Charter Drive LLC	Delaware
10710 Charter Drive LLC	Delaware
10800 Potomac Tennis Lane Holdco LLC	Delaware
10800 Potomac Tennis Lane LLC	Delaware
11320 North Council Road, LLC	Delaware
1133 Black Rock Road, LLC	Delaware
1137915 B.C. Ltd.	British Columbia
1220 La Venta Drive Westlake Medical LLC	Delaware
1231356 Ontario Limited	Ontario
1250 La Venta Drive Community Medical LLC	Delaware
12951 W. Linebaugh Avenue, LLC	Delaware
1301489 Ontario Limited	Ontario
13075 Evening Creek Drive South, LLC	Delaware
1311 Aston Gardens Court, LLC	Delaware
1312417 Ontario Limited	Ontario
13200 South May Avenue, LLC	Delaware
139 East 56th Street Landlord LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1512 12th Avenue LLC	Delaware
1528670 Ontario Limited	Ontario
15401 North Pennsylvania Avenue, LLC	Delaware
1574 Creekside Drive Folsom, LLC	California
1600 Center Road, LLC	Delaware
1640 Newport Blvd. LP	Delaware
1814 Roseland Boulevard LLC	Delaware
1931 Southwest Arvonia Place, LLC	Delaware
200 Pond Road LLC	Delaware
2000 Emerald Court LLC	Delaware
20207 Chasewood Park Drive LLC	Delaware
2035244 Ontario Inc.	Ontario
2050 North Webb Road, LLC	Delaware
2101 New Hope Street, LLC	Delaware
220 North Clark Drive, LLC	Delaware
2200 NW Myhre Road LLC	Delaware
2217 Decatur Highway LLC	Delaware
231 Courtyard Boulevard, LLC	Delaware
2323 N Casaloma Drive LLC	Delaware
2325 Dougherty Rd LLC	Delaware
2340829 Ontario Inc.	Ontario
2340830 Ontario Inc.	Ontario
2356 Meadows Blvd LLC	Delaware
239 Cross Road LLC	Delaware
2419 North Euclid Avenue Upland, LLC	California

2488 N California Street LLC	Delaware
2721 Willow Street LP	Delaware
27783 Center Drive LP	Delaware
2800 60th Avenue West, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 St. Albans Drive, LP	Delaware
303 West Lake Street LLC	Delaware
320 St. Albans Drive, LP	Delaware
3220 Peterson Road, LLC	Delaware
3485 Independence Drive LLC	Delaware
35 Fenton Street, LLC	Delaware
3535 Manchester Avenue Borrower, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
3535 N. Hall Street, LLC	Delaware
3650 Southeast 18th Avenue, LLC	Delaware
3688 Veterans Memorial Drive LLC	Delaware
4 Forge Hill Road Franklin LLC	Delaware
4 Wallace Bashaw Junior Way LLC	Delaware
4000 San Pablo Parkway, LLC	Kansas
405 Bedford LP	Delaware
415 Bedford LP	Delaware
416 Bedford LP	Delaware
4206 Stammer Place, LLC	Delaware
4310 Bee Cave Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
435 Bedford LLC	Delaware
4402 South 129th Avenue West, LLC	Delaware
444 Merrick Road LLC	Delaware
450 South Kitsap Boulevard LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4515 Marsha Sharp Freeway LLC	Delaware
4800 Aston Gardens Way, LLC	Delaware
4865 MacArthur Landlord LLC	Delaware
50 Greenleaf Way LLC	Delaware
50 Town Court, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
505 North Maize Road, LLC	Delaware
5300 West 29th Street, LLC	Delaware
5301 Creedmoor Road, LP	Delaware
5330 W Michael Drive LLC	Delaware
5455 Glenridge Drive, NE, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
557140 B.C. Ltd.	British Columbia
5939 Roosevelt Boulevard, LLC	Kansas
5999 N. University Drive, LLC	Delaware
60 Stafford Street LLC	Delaware
601 West Highway 6 LLC	Delaware
6011 Farrington Road LLC	Delaware
6144 Airport Boulevard LLC	Delaware
6605 Quail Hollow Road, LLC	Delaware
700 Smith Street Providence LLC	Delaware
7001 Forest Avenue, LLC	Delaware
701 W. 71st Street South, LLC	Delaware
731 Old Buck Lane, LLC	Delaware

7442 Frank Avenue LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
7900 Creedmoor Road, LP	Delaware
7902 South Mingo Road East, LLC	Delaware
800 Canadian Trails Drive, LLC	Delaware
800 Oregon Street LLC	Delaware
8220 Natures Way, LLC	Delaware
831 Santa Barbara Boulevard, LLC	Delaware
880 Greendale Avenue LLC	Delaware
90 Avenue S.W. Property Inc.	British Columbia
90 West Avenue, LLC	Delaware
9108-9458 Quebec Inc.	Quebec
9128-6757 Quebec Inc.	Quebec
9168-0215 Quebec Inc.	Quebec
9188-4502 Quebec Inc.	Quebec
9189-2042 Quebec Inc.	Quebec
9198-9541 Quebec Inc.	Quebec
9208-0837 Quebec Inc.	Quebec
9307-0985 Quebec Inc.	Quebec
9307-1306 Quebec Inc.	Quebec
9307-1348 Quebec Inc.	Quebec
9314-3410 Quebec Inc.	Quebec
AH-WT Holdings LLC	Delaware
AL Santa Monica Senior Housing, LP	Delaware
Alberta Acres Facility Inc.	Ontario
Allentown PCH, LLC	Pennsylvania
Amherst View (Bath Road) Facility Inc.	Ontario
Arnprior Villa Facility Inc.	Ontario
Aspen Tower Investments Ltd	Jersey
Aspen Tower Partner 1 Inc.	Delaware
Aspen Tower Partner 10 Inc.	Delaware
Aspen Tower Partner 11 Inc.	Delaware
Aspen Tower Partner 2 Inc.	Delaware
Aspen Tower Partner 3 Inc.	Delaware
Aspen Tower Partner 4 Inc.	Delaware
Aspen Tower Partner 5 Inc.	Delaware
Aspen Tower Partner 6 Inc.	Delaware
Aspen Tower Partner 7 Inc.	Delaware
Aspen Tower Partner 8 Inc.	Delaware
Aspen Tower Partner 9 Inc.	Delaware
Aspen Tower Propco 1 Ltd	United Kingdom
Aspen Tower Propco 2 Limited	United Kingdom
Aspen Tower Propco 4 Ltd	United Kingdom
Aspen Tower Propco 5 Ltd	United Kingdom
Aspen Tower Propco 7 Limited	United Kingdom
Aspen Tower Propco 8 Limited	United Kingdom
Aspen Tower Properties (Adderbury) Ltd	Jersey
Aspen Tower Properties (Bath) Ltd	Jersey
Aspen Tower Properties (Bournville) Ltd	Jersey
Aspen Tower Properties (Lane End) Ltd	Jersey
Aspen Tower Properties (Little Bookham) Ltd	Jersey
Aspen Tower Properties (Newbury) Ltd	Jersey
Aspen Tower Properties (Solihull) Ltd	Jersey
Aspen Tower Properties (Sutton Coldfield) Ltd	Jersey
Aspen Tower Properties (Sutton) Ltd	Jersey

Aspen Tower Properties (Woking) Ltd	Jersey
Aspen Tower Properties Holdco Ltd	Jersey
Aurora Guardian Holdco I, LLC	Delaware
Aurora Guardian Holdco IV, LLC	Delaware
Aurora Guardian Holdco V, LLC	Delaware
BAL Holdings II, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
Ballard Healthcare Investors, LLC	Delaware
Bayfield Court Operations Limited	United Kingdom
Bear Creek CTR Realty LLC	Delaware
Bel Air Healthcare Investors, LLC	Delaware
Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Buffalo Grove Tenant, LLC	Delaware
Belmont Village Buffalo Grove, L.L.C.	Delaware
Belmont Village Burbank Tenant, LLC	Delaware
Belmont Village Burbank, LLC	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware
Belmont Village Carol Stream, L.L.C.	Delaware
Belmont Village Encino Tenant, LLC	Delaware
Belmont Village Encino, LLC	Delaware
Belmont Village Geneva Road Tenant, LLC	Delaware
Belmont Village Glenview Tenant, LLC	Delaware
Belmont Village Glenview, L.L.C.	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Hollywood Tenant, LLC	Delaware
Belmont Village Hollywood, LLC	Delaware
Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord 3, LLC	Delaware
Belmont Village Landlord 4, LP	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Oak Park Tenant, LLC	Delaware
Belmont Village Oak Park, L.L.C.	Delaware
Belmont Village Rancho Palos Verdes Tenant, LLC	Delaware
Belmont Village RPV, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village San Jose Tenant, LLC	Delaware
Belmont Village San Jose, LLC	Delaware
Belmont Village St. Matthews Tenant, LLC	Delaware
Belmont Village St. Matthews, L.L.C.	Delaware
Belmont Village Sunnyvale Tenant, LLC	Delaware
Belmont Village Sunnyvale, LLC	Delaware
Belmont Village Tenant 2, LLC	Delaware
Belmont Village Tenant 3, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village Turtle Creek Tenant, LLC	Delaware
Belmont Village West Lake Hills Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LP	Delaware
Benchmark Investments XI LP	Delaware
Benchmark Investments XII LP	Delaware
Benchmark Investments XIV LLC	Delaware

Berkshire Subtenant LP	Delaware
BKD-HCN Landlord, LLC	Delaware
BKD-HCN Tenant, LLC	Delaware
Broadway 85th Tenant LLC	Delaware
Brockport Tenant, LLC	Delaware
Brockville Facility Inc.	Ontario
Brooklyn Healthcare Investors, LLC	Delaware
Broomfield CO Senior Living Owner, LLC	Delaware
BSL Sparti TRS LLC	Delaware
Burbank Subtenant LP	Delaware
Bushey Property Holdings Limited	Jersey
B-X Middletown RI LLC	Delaware
B-X Operations Holding Company LLC	Delaware
B-X Providence LLC	Delaware
B-X Shelburne LLC	Delaware
B-X Warwick LLC	Delaware
B-XI Operations Holding Company LLC	Delaware
B-XII Operations Holding Company LLC	Delaware
B-XIV Operations Holding Company LLC	Delaware
Canvas Fulshear Owner, LLC	Delaware
Canvas McKinney I Owner, LLC	Delaware
Canvas Midlothian I Owner, LLC	Delaware
Canvas PC Owner, LLC	Delaware
Cassils Road West Property Inc.	British Columbia
Castle Rock Healthcare Investors, LLC	Delaware
Cerritos Subtenant LP	Delaware
Chapel Hill II JV Sub, LLC	Delaware
Chapel Hill II JV, LLC	Delaware
Churchill Belleair Towers LLC	Delaware
Churchill Eastdale Estates LLC	Delaware
Churchill Facility Inc.	Ontario
Churchill Hawaii Kai Owner LLC	Delaware
Churchill NEC Owner LLC	Delaware
Churchill Park Plaza LLC	Delaware
Churchill Portfolio Holdings Inc.	Delaware
Churchill Property Member LLC	Delaware
Churchill Property Portfolio Holdco LP	Delaware
Churchill Property Portfolio Owner LP	Delaware
Churchill REIT Holdco LLC	Delaware
Churchill REIT LLC	Delaware
Churchill RIDelawareA Holdco LLC	Delaware
Churchill University Oaks LLC	Delaware
Churchill Windlands East LLC	Delaware
Cincinnati Physicians, LLC	Delaware
Claremont Facility Inc.	Ontario
Clover Communities Beavercreek LLC	Ohio
Clover Communities Bethel Park LLC	Delaware
Clover Communities Brighton LLC	Delaware
Clover Communities Camillus LLC	New York
Clover Communities Fries, LLC	New York
Clover Communities Hamilton LLC	Ohio
Clover Communities Harborcreek, L.P.	Pennsylvania
Clover Communities Independence LLC	Delaware
Clover Communities Johnson City, LLC	New York
Clover Communities Lancaster, LLC	New York

Clover Communities Lorain LLC	Ohio
Clover Communities Miami LLC	Delaware
Clover Communities New Hartford, LLC	New York
Clover Communities North Fayette, LLC	Delaware
Clover Communities Painesville LLC	Delaware
Clover Communities Scranton, LLC	Delaware
Clover Communities Southwestern LLC	New York
Clover Communities Sweethome, LLC	New York
Clover Communities Sylvania LLC	Ohio
Clover Communities Taylor LLC	Delaware
Columbia Boulevard West Property Inc.	British Columbia
Coon Rapids Healthcare Investors, LLC	Delaware
Coopers Corner Inc.	Virginia
Coopers Corner Tenant LLC	Delaware
Coppell ALF, LLC	Kansas
Coventry Subtenant LP	Delaware
CPF Landlord, LLC	Delaware
CSH-HCN Lessee (Alexander) LP	Ontario
CSH-HCN Lessee (Archer) LP	Ontario
CSH-HCN Lessee (Avondale) LP	Ontario
CSH-HCN Lessee (Belcourt) LP	Ontario
CSH-HCN Lessee (Boulogne) LP	Ontario
CSH-HCN Lessee (Chicoutimi) LP	Ontario
CSH-HCN Lessee (Christopher) LP	Ontario
CSH-HCN Lessee (Ecores) LP	Ontario
CSH-HCN Lessee (Fountains) LP	Ontario
CSH-HCN Lessee (Giffard) LP	Ontario
CSH-HCN Lessee (Gordon) LP	Ontario
CSH-HCN Lessee (Harmonie) LP	Ontario
CSH-HCN Lessee (Heritage) LP	Ontario
CSH-HCN Lessee (Imperial) LP	Ontario
CSH-HCN Lessee (Jonquiere) LP	Ontario
CSH-HCN Lessee (Kingsville) LP	Ontario
CSH-HCN Lessee (Lachine) LP	Ontario
CSH-HCN Lessee (Lansing) LP	Ontario
CSH-HCN Lessee (l'Atrium) LP	Ontario
CSH-HCN Lessee (Laviolette) LP	Ontario
CSH-HCN Lessee (Leamington) LP	Ontario
CSH-HCN Lessee (l'Ermitage) LP	Ontario
CSH-HCN Lessee (L'Estrie) LP	Ontario
CSH-HCN Lessee (Livingston) LP	Ontario
CSH-HCN Lessee (Marquis) LP	Ontario
CSH-HCN Lessee (McConnell) LP	Ontario
CSH-HCN Lessee (Notre-Dame) LP	Ontario
CSH-HCN Lessee (Pines) LP	Ontario
CSH-HCN Lessee (Pointe-Aux-Trembles) LP	Ontario
CSH-HCN Lessee (Renaissance) LP	Ontario
CSH-HCN Lessee (Rideau) LP	Ontario
CSH-HCN Lessee (Rive-Sud) LP	Ontario
CSH-HCN Lessee (Royalcliffe) LP	Ontario
CSH-HCN Lessee (Saguenay) LP	Ontario
CSH-HCN Lessee (Saint-Jerome) LP	Ontario
CSH-HCN Lessee (Scarlett) LP	Ontario
CSH-HCN Lessee (Tranquility) LP	Ontario
CSH-HCN Lessee (Trembles) LP	Ontario

CSH-HCN Lessee (Wellesley) LP	Ontario
CW Property Inc.	British Columbia
Dawn Opco Limited	United Kingdom
DelawareLM Nursing, LLC	Pennsylvania
Denton ALF, LLC	Kansas
Denver Tenant, LLC	Delaware
Dresden Village Owner LLC	Delaware
Dresden Village Tag Member LLC	Delaware
DRF Durango LLC	Minnesota
DRF Fenton LLC	Minnesota
DRF Gig Harbor LLC	Minnesota
DRF Monticello Medical Building LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
DSL Landlord II, LLC	Delaware
DSL Landlord, LLC	Delaware
DSL Tenant II, LLC	Delaware
DSL Tenant, LLC	Delaware
Dublin Senior Community WPP, LLC	Oklahoma
Edgemont Facility Inc.	Ontario
Element Acquisition Sub. 3, LLC	Delaware
EPC Hammes LLC	Delaware
EPC IRA Holdco LLC	Delaware
EPC Sparti LLC	Delaware
EPOCH at Hingham Subtenant, LLC	Delaware
EPOCH at Wellesley Subtenant, LLC	Delaware
EPOCH at Westford Subtenant, LLC	Delaware
EPOCH Landlord, LLC	Delaware
EPOCH Tenant, LLC	Delaware
Erwin NNN Landlord Group LLC	Delaware
Evergreen Place at Brockport Inc.	Virginia
Faribault Assisted Living, LLC	Minnesota
FC Trident Investment, LLC	Delaware
FCalifornia Finance B Secured Party, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FHC Mount Vernon LLC	Minnesota
Finco TRS Limited	United Kingdom
First Tower Holdco, LLC	Delaware
First Tower Insurance, LLC	Tennessee
First Tower Partners LLC	Vermont
FloridaA-PennsylvaniaLM COURT Limited Partnership	Florida
Fleetwood Villa Facility Inc.	Ontario
Flower Mound ALF, LLC	Kansas
Frontier Exchange Landlord Group LLC	Delaware
G & L Tustin III, LP	Delaware
G&L 4150 Regents LP	Delaware
G&L 436 Bedford LLC	Delaware
Gemini Las Colinas, L.L.C.	Oklahoma
Gen Three Lakeshore Place Corporation	British Columbia
Genesis Eldercare LLC	Delaware
Genesis Eldercare National Centers, LLC	Florida
Genesis HC LLC	Pennsylvania
Genesis Healthcare Holding Company I, LLC	Delaware

Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Virginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genoa Healthcare Investors, LLC	Delaware
Georgetown Mays Street Owner LLC	Delaware
Geriatric and Medical Services, Inc.	New Jersey
GHC Sub LLC	Delaware
GHC Sub New Jersey LLC	New Jersey
GHC TRS LLC	Delaware
Gig Harbor Physicians, LLC	Delaware
Golden Gate Subtenant LP	Delaware
Golden Peaks CTR Realty LLC	Delaware
Grace Lodge Care Limited	Jersey
Grace Lodge Care Operating S.a.r.l.	Luxembourg
Gracewell Healthcare 1 Limited	United Kingdom
Gracewell Healthcare 4 Limited	United Kingdom
Gracewell Investments No. 2 Limited	Jersey
Gracewell Investments No. 3 Limited	Jersey
Gracewell Investments No. 4 Limited	Jersey
Gracewell Operations Holding Limited	United Kingdom
Gracewell Properties (Abercorn) Limited	Jersey
Gracewell Properties (Birmingham) Limited	Jersey
Gracewell Properties (Church Crookham) Limited	Jersey
Gracewell Properties (Fareham) Limited	Jersey
Gracewell Properties (Frome) Limited	Jersey
Gracewell Properties (Hamilton) Limited	Jersey
Gracewell Properties (Horley) Limited	Jersey
Gracewell Properties (Kentford) Limited	Jersey
Gracewell Properties (Salisbury) Limited	Jersey
Gracewell Properties (Shelbourne) Limited	Jersey
Gracewell Properties (Weymouth) Limited	Jersey
Gracewell Properties Holdings Limited	Jersey
Grove City Care 2015, LLC	Michigan
GWC-Broadway 85th Inc.	Virginia
GWC-Crestwood, Inc.	Virginia
GWC-Dix Hills, Inc.	Virginia
GWC-East 56th Street Inc.	Virginia
GWC-East Meadow, Inc.	Virginia
GWC-East Setauket, Inc.	Virginia
GWC-Glen Cove, Inc.	Virginia
GWC-Holbrook, Inc.	Virginia
GWC-Huntington Terrace Inc.	Virginia
GWC-New Dorp Inc.	Virginia
GWC-Plainview, Inc.	Virginia
GWC-Savoy Inc.	Virginia
GWC-West Babylon, Inc.	Virginia
Hammonds Lane Meridian Limited Partnership	Maryland
Harnett Health Investors, LP	Virginia
HCN (Pembroke) Property Inc.	British Columbia
HCN (ROSEHILL) PROPERTY IndianaC.	Ontario
HCN (Stonehaven) Property Inc.	British Columbia
HCN Canadian Holdings GP-1 Ltd.	Ontario
HCN Canadian Holdings LP-1 Ltd.	Ontario
HCN Canadian Holdings-1 LP	Ontario
HCN Canadian Holdings-1 Subco Ltd.	Ontario
HCN Canadian Investment (Newman) LP	Ontario

HCN Canadian Investment (Regency) LP	Ontario
HCN Canadian Investment (Regent Park) LP	Ontario
HCN Canadian Investment (Teasdale) LP	Ontario
HCN Canadian Investment-4 LP	Ontario
HCN Canadian Investment-5 LP	Ontario
HCN Canadian Leasing (British Columbia) Ltd.	British Columbia
HCN Canadian Leasing Ltd.	Ontario
HCN Canadian Leasing-4 Ltd.	British Columbia
HCN Canadian Management Services Ltd.	Ontario
HCN Development Services Group, Inc.	Indiana
HCN DownREIT Member GP, LLC	Delaware
HCN DownREIT Member JV, LP	Delaware
HCN DownREIT Member, LLC	Delaware
HCN DSL Member GP, LLC	Delaware
HCN DSL Member JV, LP	Delaware
HCN DSL Member TRS, LLC	Delaware
HCN Emerald Holdings, LLC	Delaware
HCN Finco TRS Limited	United Kingdom
HCN G&L DownREIT II GP, LLC	Delaware
HCN G&L DownREIT II, LLC	Delaware
HCN G&L DownREIT LLC	Delaware
HCN G&L Holy Cross Sub, LLC	Delaware
HCN G&L Roxbury Sub, LLC	Delaware
HCN G&L Santa Clarita Sub, LLC	Delaware
HCN G&L Valencia Sub, LLC	Delaware
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Investment (Newman) GP Ltd.	Ontario
HCN Investment (Regency) GP Ltd.	Ontario
HCN Investment (Regent Park) GP Ltd.	Ontario
HCN Investment (Teasdale) GP Ltd.	Ontario
HCN Investment GP-1 Ltd.	Ontario
HCN Investment GP-4 Ltd.	Ontario
HCN Investment GP-5 Ltd.	Ontario
HCN Kensington Victoria Leasing Ltd.	British Columbia
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Lessee (Pembroke) GP Inc.	British Columbia
HCN Lessee (Pembroke) LP	Ontario
HCN Lessee (Stonehaven) GP Inc.	British Columbia
HCN Lessee (Stonehaven) LP	Ontario
HCN Ross Leasing Ltd.	Ontario
HCN Share Holdings JV GP, LLC	Delaware
HCN Sunwood Leasing Ltd.	British Columbia
HCN UK Holdco Limited	Jersey
HCN UK Investments Limited	Jersey
HCN UK Management Services Limited	United Kingdom
HCN-Cogir Lessee GP Inc.	Ontario
HCN-Cogir Lessee LP	Ontario
HCN-Revera (Annex) Inc.	Ontario
HCN-Revera (Appleby Place) Inc.	Ontario
HCN-Revera (Aspen Ridge) Inc.	Ontario
HCN-Revera (Beechwood) Inc.	Ontario
HCN-Revera (Bough Beeches Place) Inc.	Ontario
HCN-Revera (Centennial Park Place) Inc.	Ontario
HCN-Revera (Churchill Place) Inc.	Ontario

HCN-Revera (Colonel By) Inc.	Ontario
HCN-Revera (Constitution Place) Inc.	Ontario
HCN-Revera (Don Mills/Donway Place) Inc.	Ontario
HCN-Revera (Edinburgh) Inc.	Ontario
HCN-Revera (Evergreen) Inc.	Ontario
HCN-Revera (Fergus Place) Inc.	Ontario
HCN-Revera (Forest Hill Place) Inc.	Ontario
HCN-Revera (Glynnwood) Inc.	Ontario
HCN-Revera (Hollyburn House) Inc.	Ontario
HCN-Revera (Inglewood) Inc.	Ontario
HCN-Revera (Kensington Victoria) Inc.	Ontario
HCN-Revera (Kensington) Inc.	Ontario
HCN-Revera (Leaside) Inc.	Ontario
HCN-Revera (Parkwood Court) Inc.	Ontario
HCN-Revera (Parkwood Manor) Inc.	Ontario
HCN-Revera (Parkwood Place) Inc.	Ontario
HCN-Revera (Rayoak Place) Inc.	Ontario
HCN-Revera (Regal) Limited Partnership	Ontario
HCN-Revera (River Ridge) Inc.	Ontario
HCN-Revera (Valley Stream) Inc.	Ontario
HCN-Revera (Victoria Place) Inc.	Ontario
HCN-Revera (Weber) Inc.	Ontario
HCN-Revera (Wellington) Inc.	Ontario
HCN-Revera (Westwood) Inc.	Ontario
HCN-Revera (Whitecliff) Inc.	Ontario
HCN-Revera (Windermere on the Mount) Inc.	Ontario
HCN-Revera Joint Venture GP Inc.	Ontario
HCN-Revera Joint Venture Limited Partnership	Ontario
HCN-Revera Joint Venture ULC	British Columbia
HCN-Revera Lessee (Alta Vista) GP Inc.	Ontario
HCN-Revera Lessee (Alta Vista) LP	Ontario
HCN-Revera Lessee (Annex) GP Inc.	Ontario
HCN-Revera Lessee (Annex) LP	Ontario
HCN-Revera Lessee (Appleby Place) GP Inc.	Ontario
HCN-Revera Lessee (Appleby Place) LP	Ontario
HCN-Revera Lessee (Arnprior Villa) GP Inc.	Ontario
HCN-Revera Lessee (Arnprior Villa) LP	Ontario
HCN-Revera Lessee (Aspen Ridge) GP Inc.	Ontario
HCN-Revera Lessee (Aspen Ridge) LP	Ontario
HCN-Revera Lessee (Barrhaven) GP Inc.	Ontario
HCN-Revera Lessee (Barrhaven) LP	Ontario
HCN-Revera Lessee (Beechwood) GP Inc.	Ontario
HCN-Revera Lessee (Beechwood) LP	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) LP	Ontario
HCN-Revera Lessee (Bentley Regina) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Regina) LP	Ontario
HCN-Revera Lessee (Bentley Saskatoon) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Saskatoon) LP	Ontario
HCN-Revera Lessee (Bentley Swift Current) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Swift Current) LP	Ontario
HCN-Revera Lessee (Bentley Yorkton) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Yorkton) LP	Ontario
HCN-Revera Lessee (Birkdale) GP Inc.	Ontario
HCN-Revera Lessee (Birkdale) LP	Ontario

HCN-Revera Lessee (Bough Beeches Place) GP Inc.	Ontario
HCN-Revera Lessee (Bough Beeches Place) LP	Ontario
HCN-Revera Lessee (Bradgate Arms) GP Inc.	Ontario
HCN-Revera Lessee (Bradgate Arms) LP	Ontario
HCN-Revera Lessee (Briargate) GP Inc.	Ontario
HCN-Revera Lessee (Briargate) LP	Ontario
HCN-Revera Lessee (Bridlewood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Bridlewood Manor) LP	Ontario
HCN-Revera Lessee (Cambridge) GP Inc.	Ontario
HCN-Revera Lessee (Cambridge) LP	Ontario
HCN-Revera Lessee (Cedarcroft Place) GP Inc.	Ontario
HCN-Revera Lessee (Cedarcroft Place) LP	Ontario
HCN-Revera Lessee (Centennial Park Place) GP Inc.	Ontario
HCN-Revera Lessee (Centennial Park Place) LP	Ontario
HCN-Revera Lessee (Chateau Renoir) GP Inc.	Ontario
HCN-Revera Lessee (Chateau Renoir) LP	Ontario
HCN-Revera Lessee (Chatham) GP Inc.	Ontario
HCN-Revera Lessee (Chatham) LP	Ontario
HCN-Revera Lessee (Churchill Place) GP Inc.	Ontario
HCN-Revera Lessee (Churchill Place) LP	Ontario
HCN-Revera Lessee (Clair Matin) GP Inc.	Ontario
HCN-Revera Lessee (Clair Matin) LP	Ontario
HCN-Revera Lessee (Claremont) GP Inc.	Ontario
HCN-Revera Lessee (Claremont) LP	Ontario
HCN-Revera Lessee (Colonel By) GP Inc.	Ontario
HCN-Revera Lessee (Colonel By) LP	Ontario
HCN-Revera Lessee (Constitution Place) GP Inc.	Ontario
HCN-Revera Lessee (Constitution Place) LP	Ontario
HCN-Revera Lessee (Crofton Manor) GP Inc.	Ontario
HCN-Revera Lessee (Crofton Manor) LP	Ontario
HCN-Revera Lessee (Don Mills) GP Inc.	Ontario
HCN-Revera Lessee (Don Mills) LP	Ontario
HCN-Revera Lessee (Donway Place) GP Inc.	Ontario
HCN-Revera Lessee (Donway Place) LP	Ontario
HCN-Revera Lessee (Dorchester) GP Inc.	Ontario
HCN-Revera Lessee (Dorchester) LP	Ontario
HCN-Revera Lessee (Edgemont) GP Inc.	Ontario
HCN-Revera Lessee (Edgemont) LP	Ontario
HCN-Revera Lessee (Edinburgh) GP Inc.	Ontario
HCN-Revera Lessee (Edinburgh) LP	Ontario
HCN-Revera Lessee (Emerite de Brossard) GP Inc.	Ontario
HCN-Revera Lessee (Emerite de Brossard) LP	Ontario
HCN-Revera Lessee (Evergreen) GP Inc.	Ontario
HCN-Revera Lessee (Evergreen) LP	Ontario
HCN-Revera Lessee (Fergus Place) GP Inc.	Ontario
HCN-Revera Lessee (Fergus Place) LP	Ontario
HCN-Revera Lessee (Fleetwood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Fleetwood Villa) LP	Ontario
HCN-Revera Lessee (Forest Hill Place) GP Inc.	Ontario
HCN-Revera Lessee (Forest Hill Place) LP	Ontario
HCN-Revera Lessee (Franklin) GP Inc.	Ontario
HCN-Revera Lessee (Franklin) LP	Ontario
HCN-Revera Lessee (Glynnwood) GP Inc.	Ontario
HCN-Revera Lessee (Glynnwood) LP	Ontario
HCN-Revera Lessee (Grand Wood) GP Inc.	Ontario

HCN-Revera Lessee (Grand Wood) LP	Ontario
HCN-Revera Lessee (Greenway) GP Inc.	Ontario
HCN-Revera Lessee (Greenway) LP	Ontario
HCN-Revera Lessee (Heartland) GP Inc.	Ontario
HCN-Revera Lessee (Heartland) LP	Ontario
HCN-Revera Lessee (Heritage Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Heritage Lodge) LP	Ontario
HCN-Revera Lessee (Highland Place) GP Inc.	Ontario
HCN-Revera Lessee (Highland Place) LP	Ontario
HCN-Revera Lessee (Hollyburn House) GP Inc.	Ontario
HCN-Revera Lessee (Hollyburn House) LP	Ontario
HCN-Revera Lessee (Horizon Place) GP Inc.	Ontario
HCN-Revera Lessee (Horizon Place) LP	Ontario
HCN-Revera Lessee (Hunt Club Manor) GP Inc.	Ontario
HCN-Revera Lessee (Hunt Club Manor) LP	Ontario
HCN-Revera Lessee (Inglewood) GP Inc.	Ontario
HCN-Revera Lessee (Inglewood) LP	Ontario
HCN-Revera Lessee (Jardins du Couvent) GP Inc.	Ontario
HCN-Revera Lessee (Jardins du Couvent) LP	Ontario
HCN-Revera Lessee (Jardins Interieurs) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Interieurs) LP	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) LP	Ontario
HCN-Revera Lessee (Kensington Victoria) GP Inc.	Ontario
HCN-Revera Lessee (Kensington Victoria) LP	Ontario
HCN-Revera Lessee (Kensington) GP Inc.	Ontario
HCN-Revera Lessee (Kensington) LP	Ontario
HCN-Revera Lessee (King Gardens) GP Inc.	Ontario
HCN-Revera Lessee (King Gardens) LP	Ontario
HCN-Revera Lessee (Kingsway) GP Inc.	Ontario
HCN-Revera Lessee (Kingsway) LP	Ontario
HCN-Revera Lessee (Landmark Court) GP Inc.	Ontario
HCN-Revera Lessee (Landmark Court) LP	Ontario
HCN-Revera Lessee (Leaside) GP Inc.	Ontario
HCN-Revera Lessee (Leaside) LP	Ontario
HCN-Revera Lessee (Lundy Manor) GP Inc.	Ontario
HCN-Revera Lessee (Lundy Manor) LP	Ontario
HCN-Revera Lessee (Lynwood) GP Inc.	Ontario
HCN-Revera Lessee (Lynwood) LP	Ontario
HCN-Revera Lessee (Manoir Lafontaine) GP Inc.	Ontario
HCN-Revera Lessee (Manoir Lafontaine) LP	Ontario
HCN-Revera Lessee (Maplecrest) GP Inc.	Ontario
HCN-Revera Lessee (Maplecrest) LP	Ontario
HCN-Revera Lessee (Marian Chateau) GP Inc.	Ontario
HCN-Revera Lessee (Marian Chateau) LP	Ontario
HCN-Revera Lessee (McKenzie Towne) GP Inc.	Ontario
HCN-Revera Lessee (McKenzie Towne) LP	Ontario
HCN-Revera Lessee (Meadowlands) GP Inc.	Ontario
HCN-Revera Lessee (Meadowlands) LP	Ontario
HCN-Revera Lessee (Ogilvie Villa) GP Inc.	Ontario
HCN-Revera Lessee (Ogilvie Villa) LP	Ontario
HCN-Revera Lessee (Parkwood Court) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Court) LP	Ontario
HCN-Revera Lessee (Parkwood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Manor) LP	Ontario

HCN-Revera Lessee (Parkwood Place) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Place) LP	Ontario
HCN-Revera Lessee (Pavillon des Cedres) GP Inc.	Ontario
HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario
HCN-Revera Lessee (Plymouth) GP Inc.	Ontario
HCN-Revera Lessee (Plymouth) LP	Ontario
HCN-Revera Lessee (Port Perry) GP Inc.	Ontario
HCN-Revera Lessee (Port Perry) LP	Ontario
HCN-Revera Lessee (Portobello) GP Inc.	Ontario
HCN-Revera Lessee (Portobello) LP	Ontario
HCN-Revera Lessee (Portsmouth) GP Inc.	Ontario
HCN-Revera Lessee (Portsmouth) LP	Ontario
HCN-Revera Lessee (Prince of Wales) GP Inc.	Ontario
HCN-Revera Lessee (Prince of Wales) LP	Ontario
HCN-Revera Lessee (Queenswood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Queenswood Villa) LP	Ontario
HCN-Revera Lessee (Rayoak Place) GP Inc.	Ontario
HCN-Revera Lessee (Rayoak Place) LP	Ontario
HCN-Revera Lessee (Renaissance) GP Inc.	Ontario
HCN-Revera Lessee (Renaissance) LP	Ontario
HCN-Revera Lessee (River Ridge) GP Inc.	Ontario
HCN-Revera Lessee (River Ridge) LP	Ontario
HCN-Revera Lessee (Riverbend) GP Inc.	Ontario
HCN-Revera Lessee (Riverbend) LP	Ontario
HCN-Revera Lessee (Robertson House) GP Inc.	Ontario
HCN-Revera Lessee (Robertson House) LP	Ontario
HCN-Revera Lessee (Scenic Acres) GP Inc.	Ontario
HCN-Revera Lessee (Scenic Acres) LP	Ontario
HCN-Revera Lessee (St. Lawrence Place) GP Inc.	Ontario
HCN-Revera Lessee (St. Lawrence Place) LP	Ontario
HCN-Revera Lessee (Stittsville Villa) GP Inc.	Ontario
HCN-Revera Lessee (Stittsville Villa) LP	Ontario
HCN-Revera Lessee (Stone Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Stone Lodge) LP	Ontario
HCN-Revera Lessee (Sunwood) GP Inc.	Ontario
HCN-Revera Lessee (Sunwood) LP	Ontario
HCN-Revera Lessee (Terrace Gardens) GP Inc.	Ontario
HCN-Revera Lessee (Terrace Gardens) LP	Ontario
HCN-Revera Lessee (The Churchill) GP Inc.	Ontario
HCN-Revera Lessee (The Churchill) LP	Ontario
HCN-Revera Lessee (Trafalgar Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Trafalgar Lodge) LP	Ontario
HCN-Revera Lessee (Valley Stream) GP Inc.	Ontario
HCN-Revera Lessee (Valley Stream) LP	Ontario
HCN-Revera Lessee (Victoria Place) GP Inc.	Ontario
HCN-Revera Lessee (Victoria Place) LP	Ontario
HCN-Revera Lessee (Waverley/Rosewood) GP Inc.	Ontario
HCN-Revera Lessee (Waverley/Rosewood) LP	Ontario
HCN-Revera Lessee (Weber) GP Inc.	Ontario
HCN-Revera Lessee (Weber) LP	Ontario
HCN-Revera Lessee (Wellington) GP Inc.	Ontario
HCN-Revera Lessee (Wellington) LP	Ontario
HCN-Revera Lessee (Westwood) GP Inc.	Ontario
HCN-Revera Lessee (Westwood) LP	Ontario
HCN-Revera Lessee (Whitecliff) GP Inc.	Ontario

HCN-Revera Lessee (Whitecliff) LP	Ontario
HCN-Revera Lessee (Windermere on the Mount) GP Inc.	Ontario
HCN-Revera Lessee (Windermere on the Mount) LP	Ontario
HCN-Revera Lessee (Windsor) GP Inc.	Ontario
HCN-Revera Lessee (Windsor) LP	Ontario
HCP Maryland Properties, LLC	Delaware
HCRI 1950 Sunny Crest Drive, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Connecticut Avenue Subtenant, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Emerald Holdings III, LLC	Delaware
HCRI Emerald Holdings, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Holdings Trust	Massachusetts
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI New York-New Jersey Properties, LLC	Delaware
HCRI of Folsom Tenant, LLC	California
HCRI of Upland Tenant, LLC	California
HCRI Pennsylvania Properties Holding Company	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Purchasing, LLC	Delaware
HCRI Red Fox ManCo, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Sun III Minnetonka Senior Living, LLC	Delaware
HCRI Sun III Tenant GP, LLC	Delaware
HCRI Sun III Tenant, LP	Delaware
HCRI Sun Three Lombard IL Senior Living, LLC	Delaware
HCRI Sun Two Baton Rouge LA Senior Living, LLC	Delaware
HCRI Sun Two Gilbert AZ Senior Living, LLC	Delaware
HCRI Sun Two Metairie LA Senior Living, LLC	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware

HCRI TRS Trident Investment, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
Health Care REIT, LLC	Delaware
Healthcare Property Consultants LLC	Delaware
Healthcare Property Managers Of America, LLC	Florida
HealthLease U.S., Inc.	Delaware
Heat OP TRS, Inc.	Delaware
Highland Healthcare Investors, LLC	Delaware
Hilltop Health Care Center, LLC	Delaware
Hingham Terry Drive I LLC	Delaware
HL GP, LLC	Indiana
Hunt Club Manor Facility Inc.	Ontario
HUT ALF, LLC	Kansas
I.L.S. Care Communities Inc.	Manitoba
Jupiter Landlord, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
KB HC Real Estate Fund LLC	Delaware
Kensington Subtenant LP	Delaware
Keystone Communities of Eagan, LLC	Minnesota
Keystone Communities of Highland Park, LLC	Delaware
Keystone Communities of Mankato, LLC	Minnesota
Keystone Communities of Prior Lake, LLC	Minnesota
Keystone Communities of Roseville, LLC	Delaware
King Street Facility Inc.	Ontario
Kingston Facility Inc.	Ontario
KansasL Landlord, LLC	Delaware
Lafayette Center Realty, LLC	Delaware
Laguna Hills Subtenant LP	Delaware
Lakewood Manor Owner LLC	Delaware
Lancaster PCH, LLC	Pennsylvania
Landmark Facility Inc.	Ontario
Las Palmas Subtenant LP	Delaware
Lenexa Investors II, LLC	Delaware
Lenexa Investors, LLC	Delaware
Lenox Hill Owner LLC	Delaware
Leon Dorchester Facility Inc.	Ontario
Lillington AL Health Investors, LP	Virginia
Lititz PCH, LLC	Pennsylvania
LW Broomfield PropCo LLC	Delaware
LW Fort Worth PropCo LLC	Delaware
LW Jupiter PropCo LLC	Delaware
LW Mansfield PropCo LLC	Delaware
LW McKinney PropCo LLC	Delaware
Maids Moreton Operations Limited	United Kingdom
Marietta Physicians LLC	Delaware
Markglen, LLC	West Virginia
Maverick Tenant, LLC	Kansas
McKenzie Towne Facility Inc.	Ontario
Meadowcroft London Facility Inc.	Ontario
Meadowlands Facility Inc.	Ontario
Meadowood ALF, LLC	Kansas
Medical Real Estate Property Managers Of America, LLC	Florida

Meerkat TRS LLC	Delaware
Meridian Healthcare, LLC	Pennsylvania
MG Landlord II, LLC	Delaware
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 42, LLC	Delaware
MGP 44, LLC	Delaware
MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP X, LLC	Delaware
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midpark Way S.E. Property Inc.	British Columbia
Mill Creek Real Estate Partners, LLC	Delaware
Mill Hill Retirement Facility Inc.	Ontario
Mission Viejo Subtenant LP	Delaware
Missionwood Holdings Ltd.	British Columbia
ML Marion, L.P.	Indiana
Monarch Coopers Corner PropCo LLC	Delaware
Montgomery Nursing Homes, LLC	Pennsylvania
Monticello Healthcare Properties, LLC	Delaware
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Mountain View Tenant, LLC	Delaware
MPG Crawfordsville, L.P.	Indiana
MPG Healthcare L.P.	Indiana
MS Arlington, L.P.	Indiana
MS Avon, L.P.	Indiana
MS Bradner, L.P.	Indiana
MS Brecksville, L.P.	Indiana
MS Castleton, L.P.	Indiana
MS Chatham, L.P.	Indiana
MS Chesterfield, L.P.	Indiana
MS Danville, L.P.	Indiana
MS Kokomo, L.P.	Indiana
MS Mishawaka, L.P.	Indiana
MS Springfield, L.P.	Indiana
MS Stafford, L.P.	Indiana
MS Wabash, L.P.	Indiana
MS Westfield, L.P.	Indiana
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Narrows Glen Subtenant LP	Delaware
North Carolina Sparti LLC	Delaware
Northbridge Burlington Subtenant LLC	Delaware
Northbridge Dartmouth Subtenant LLC	Delaware
Northbridge Needham Subtenant LLC	Delaware
Northbridge Newburyport Subtenant LLC	Delaware
Northbridge Plymouth Subtenant LLC	Delaware
Northbridge Tewksbury Subtenant LLC	Delaware
Northwood Retirement Resort Holding Corporation	British Columbia
Ogilvie Facility Inc.	Ontario

Oshawa Facility Inc.	Ontario
Otay Landlord LLC	Delaware
Otay Tenant LLC	Delaware
Ottershaw Property Holdings Limited	Jersey
Overland Park Tenant, LLC	Delaware
Owensboro Kentucky Propco LLC	Delaware
Owenton Kentucky Propco LLC	Delaware
Palmer Healthcare Investors LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parkland Commons Subtenant, LLC	Delaware
Parkwood Retirement Resort Holding Corporation	British Columbia
Pelican Marsh Subtenant, LLC	Delaware
Pelican Point Subtenant, LLC	Delaware
Pflugerville Loop Owner LLC	Delaware
Pleasant View I Realty, LLC	Delaware
Pleasant View II Realty, LLC	Delaware
Portage Care 2015, LLC	Michigan
Portsmouth Facility Inc.	Ontario
Potomac Acquisition LLC	Delaware
Poughkeepsie Hopewell Junction LLC	Delaware
PVL Landlord - BC, LLC	Delaware
PVL Landlord - STL Hills, LLC	Delaware
Queensbury Tenant, LLC	Delaware
Queenswood Facility Inc.	Ontario
RC 101 E 87th Ave LLC	Delaware
Redmond Partners, LLC	Delaware
Redwood Tower Investments GP Limited	Jersey
Redwood Tower Investments Limited	Jersey
Redwood Tower Investments Limited Partnership	Jersey
Redwood Tower Propco 1 Limited	United Kingdom
Redwood Tower Propco 2 Limited	United Kingdom
Redwood Tower Propco 3 Limited	United Kingdom
Regal Lifestyle (Birkdale) Inc.	Ontario
Regal Lifestyle (Chatham) Inc.	Ontario
Regal Lifestyle (Grand Wood) Inc.	Ontario
Regal Lifestyle (Lynwood) Inc.	Ontario
Regal Lifestyle (Port Perry) Inc.	Ontario
Regency Retirement Resorts Ltd.	British Columbia
Regency Subtenant LP	Delaware
Renoir Facility Inc.	Ontario
Riverbend Facility Inc.	Ontario
Rockwall ALF, LLC	Kansas
RRR SAS Facilities Inc.	Ontario
RSF REIT V GP, L.L.C.	Texas
RSF REIT V SP GP, L.L.C.	Texas
RSF REIT V SP, L.L.C.	Delaware
RSF REIT V, LLC	Maryland
RSF SP Franklin V L.P.	Texas
RSF SP Harnett V, L.P.	Texas
RSF SP Liberty Ridge V L.P.	Texas
RSF SP Lillington AL V, L.P.	Texas
RSF SP Meadowview V L.P.	Texas
RSF SP Oakwood V, L.P.	Texas
RSF SP Scranton AL V, L.P.	Texas
RSF SP Scranton V, L.P.	Texas

RSF SP Smithfield V L.P.	Texas
RSF SP Stroudsburg V, L.P.	Texas
RSF SP Wrightsville V L.P.	Texas
Sachse Station Boulevard Owner LLC	Delaware
Sandalwood Yates Land Corporation	British Columbia
Santa Monica GP, LLC	Delaware
Sarasota Floridian TRS LLC	Delaware
Sarasota Floridian, LLC	Florida
Scranton AL Investors, LLC	Virginia
Scranton Health Investors, LLC	Virginia
Senior Living Ankeny, LLC	Delaware
Senior Living Chesterton 2 LLC	Delaware
Senior Living Fairfield, LLC	Michigan
Senior Living Fort Wayne 2 LLC	Delaware
Senior Living Grove City, LLC	Michigan
Senior Living Pella, LLC	Delaware
Senior Living Portage, LLC	Michigan
Senior Living Waterville, LLC	Michigan
Senior Living Waukee, LLC	Delaware
Senior Star Investments Weber, LLC	Delaware
Senior Star Tenant Weber, LLC	Delaware
Seniors Housing Investment III REIT Inc.	Maryland
Shelbourne Senior Living Limited	United Kingdom
Shelbyville Kentucky Propco LLC	Delaware
Sierra Pointe Subtenant LP	Delaware
Signature Devco 2 Property Holdings Limited	Jersey
Signature Devco 3 Property Holdings Limited	Jersey
Signature Devco 4 Property Holdings Limited	Jersey
Signature Devco 5 Property Holdings Limited	Jersey
Signature Devco 6 Property Holdings Limited	Jersey
Signature Holdco 1 Ltd.	Jersey
Signature Holdco 2 Ltd	Jersey
Signature Holdco Limited	Jersey
Signature Midco Limited	Jersey
Signature Senior Landlord, LLC	Delaware
Silverado Senior Living Calabasas, Inc.	California
Simi Hills Subtenant LP	Delaware
SIPL Finco S.a.r.l	Luxembourg
SIPL Finco TRS S.a.r.l.	Luxembourg
SIPL Investments S.a.r.l	Luxembourg
SIPL Partner 1 S.a.r.l	Luxembourg
SIPL Partner 10 S.a.r.l	Luxembourg
SIPL Partner 11 S.a.r.l	Luxembourg
SIPL Partner 2 S.a.r.l	Luxembourg
SIPL Partner 3 S.a.r.l	Luxembourg
SIPL Partner 4 S.a.r.l	Luxembourg
SIPL Partner 5 S.a.r.l	Luxembourg
SIPL Partner 6 S.a.r.l	Luxembourg
SIPL Partner 7 S.a.r.l	Luxembourg
SIPL Partner 8 S.a.r.l	Luxembourg
SIPL Partner 9 S.a.r.l	Luxembourg
SIPL Propco NV Ltd	Jersey
SIPL Quantum Propco Ltd	Jersey
SIPL Saints Bristol Propco Limited	United Kingdom
SIPL Saints Leicester Propco Limited	United Kingdom

SIPL Saints Propco Ltd	Jersey
Sixers Pennsylvania, LLC	Delaware
Sixers Pennsylvania, LLC	Delaware
South Valley Medical Building L.L.C.	Minnesota
Southwood Property Corporation	British Columbia
SP Green Ridge, LLC	Virginia
SP Harnett, LLC	Virginia
SP Lillington, LLC	Virginia
SP Virginia Beach, LLC	Virginia
SP Whitestone, LLC	Virginia
SSL Tenant, LLC	Delaware
SSP TP Tag LLC	Georgia
St. Anthony Physicians, LLC	Delaware
St. Clare Physicians, LLC	Delaware
Stamford Physicians, LLC	Delaware
Sterling Investment Partners Ltd	Jersey
Sterling Midco Limited	United Kingdom
Stittsville Facility Inc.	Ontario
Stroudsburg Health Investors, LLC	Virginia
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 1936 Brookdale Road, LLC	Delaware
Subtenant 25100 Calabasas Road, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7001 Bryant Irvin Road, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Summerwood Retirement Resort Holding Corporation	British Columbia
Sun City Center Subtenant, LLC	Delaware
Sunrise at Gardner Park Limited Partnership	Massachusetts
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Virginia
Sunrise Gardner Park GP, Inc.	Massachusetts
Sunrise Louisville Kentucky Senior Living, LLC	Kentucky
Sunrise of Beaconsfield G.P. Inc.	New Brunswick
Sunrise of Beaconsfield, LP	Ontario
Sunrise of Blainville G.P. Inc.	New Brunswick
Sunrise of Blainville, LP	Ontario
Sunrise of Dollard des Ormeaux G.P. Inc.	New Brunswick
Sunrise of Dollard des Ormeaux, LP	Ontario
Sunrise of Vienna Propco, LLC	Delaware
Sunrise Operations Bramhall II Limited	United Kingdom
Sunrise Operations Esher Limited	United Kingdom
Sunrise Operations Weybridge Limited	United Kingdom
Sutton Place Owner LLC	Delaware
SZR Beaconsfield Inc.	New Brunswick
SZR Blainville Inc.	New Brunswick
SZR Dollard des Ormeaux, Inc.	New Brunswick
Tampa Bay Subtenant, LLC	Delaware
The Blake at Bossier City Landlord LLC	Delaware
The Blake at Charlottesville Landlord LLC	Delaware
The Blake at Colonial Club Landlord LLC	Delaware
The Blake at Kingsport Landlord LLC	Delaware
The Courtyards Subtenant, LLC	Delaware
The Landing at Queensbury Inc.	Virginia

Thousand Oaks Property Owner LLC	Delaware
Trafalgar Facility Inc.	Ontario
Urban Senior Living Holdco LLC	Delaware
Urban Senior Living JV LLC	Delaware
Valleyview Drive S.W. Property Inc.	British Columbia
Vankleek Facility Inc.	Ontario
Ventana Canyon Tenant, LLC	Delaware
Virginia Beach Health Investors, LLC	Virginia
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
W TCG Burleson AL, LLC	Delaware
Warwick Associates Of Rhode Island, L.P.	Delaware
Waterleaf 20 Medical Office Condominiums, Inc.	Texas
WBWT Rayzor Ranch LLC	Delaware
WELL 1031 Holdco 1 LLC	Delaware
WELL 1031 TRS LLC	Delaware
WELL 2010 LLC	Delaware
WELL 2010 REIT LLC	Delaware
WELL 4865 MacArthur Blvd LLC	Delaware
WELL Acquisition Holdco LLC	Delaware
WELL AMP TRS LLC	Delaware
WELL Balfour Brookline Landlord LLC	Delaware
WELL Balfour Brookline Tenant LLC	Delaware
WELL Balfour Landlord LLC	Delaware
WELL Balfour Stapleton Landlord LLC	Delaware
WELL Balfour Tenant LLC	Delaware
WELL BL OpCo LLC	Delaware
WELL BL Portfolio 1 OpCo LLC	Delaware
WELL BL Portfolio 1 PropCo LLC	Delaware
WELL BL Potomac Operator LLC	Delaware
WELL Brandywine Howell LLC	Delaware
WELL BT Portfolio Member LLC	Delaware
WELL BT Project Group 1 LLC	Delaware
WELL California Landlord LLC	Delaware
WELL California WA Landlord LLC	Delaware
WELL California WA Tenant LLC	Delaware
WELL Cardiff Opco Limited	United Kingdom
WELL Churchill Leasehold Owner LLC	Delaware
WELL Churchill Tenant LLC	Delaware
WELL Churchill TRS LLC	Delaware
WELL Columbus JV Member LLC	Delaware
WELL Cottonwood Beaumont MOB LLC	Delaware
WELL Cottonwood Tyler MOB LLC	Delaware
WELL Frontier Landlord LLC	Delaware
WELL Frontier Tenant LLC	Delaware
WELL I-A Properties LLC	Delaware
WELL Ibis Portfolio Member LLC	Delaware
WELL Ivy 6 Tenant LLC	Delaware
WELL KISCO DelawareV RIDelawareA MassachusettsSTER LANDLORD, LLC	Delaware
WELL KISCO DelawareV RIDelawareA MassachusettsSTER TENANT, LLC	Delaware
WELL KISCO THE CaliforniaRNEGIE LANDLORD, LLC	Delaware
WELL KISCO THE CaliforniaRNEGIE TENANT, LLC	Delaware
WELL LC Portfolio LLC	Delaware
WELL LCB Landlord LLC	Delaware
WELL LCB Needham Landlord LLC	Delaware

WELL LCB Portfolio 1 Landlord LLC	Delaware
WELL LCB Portfolio 1 Tenant LLC	Delaware
WELL LCB Tenant LLC	Delaware
WELL Los Gatos LLC	Delaware
WELL M&O Haymarket JV LLC	Delaware
WELL Mezzanine Lender LLC	Delaware
WELL MF & AA Portfolio Holdco LLC	Delaware
WELL Monarch Landlord LLC	Delaware
WELL Monarch Tenant JV Member LLC	Delaware
WELL Monarch Tenant LLC	Delaware
WELL NPSL Landlord, LLC	Delaware
WELL NPSL Tenant, LLC	Delaware
WELL OSL Carmichael LLC	Delaware
WELL OSL DownREIT Holdco LLC	Delaware
WELL OSL DownREIT JV Landlord LLC	Delaware
WELL OSL DownREIT Member LLC	Delaware
WELL OSL EL Dorado LLC	Delaware
WELL OSL North Fresno LLC	Delaware
WELL OSL Orange LLC	Delaware
WELL OSL Pacific Beach LLC	Delaware
WELL OSL Redding LLC	Delaware
WELL Pappas Berkeley Owner LLC	Delaware
WELL Path Landlord LLC	Delaware
WELL Path Tenant LLC	Delaware
WELL PM Properties II LLC	Delaware
WELL PM Properties LLC	Delaware
WELL PM Virginia Beach Owner LLC	Delaware
WELL Properties Intermediate Holdco LLC	Delaware
WELL SCP Portfolio Member LLC	Delaware
WELL Sea Bluffs Condos LLC	Delaware
WELL Silver Waters Owner LLC	Delaware
WELL SP Grove City Landlord LLC	Delaware
WELL SP Landlord 2 LLC	Delaware
WELL SP Landlord LLC	Delaware
WELL SP Lender LLC	Delaware
WELL SP Tenant 2 LLC	Delaware
WELL SP Tenant LLC	Delaware
WELL Sparrow Project Group 1 LLC	Delaware
WELL TBC Columbus JV Holdco LLC	Delaware
WELL TBC Columbus JV LLC	Delaware
WELL TC Portfolio Member LLC	Delaware
WELL TP Crabtree Owner LP	Delaware
WELL TP Dresden Member LLC	Delaware
WELL TP Dresden Village JV LLC	Delaware
WELL Trevi Albemarle SNF LLC	Delaware
WELL Trevi Bronson SNF LLC	Delaware
WELL Trevi Carlotta SNF LLC	Delaware
WELL Trevi CCRC Tenant, LLC	Delaware
WELL Trevi Tenant, LLC	Delaware
WELL Trevi WH SNF LLC	Delaware
WELL UK Investments Ltd	Jersey
WELL Unitranche Member LLC	Delaware
WELL US SubREIT LLC	Delaware
WELL WB Portfolio Member LLC	Delaware
WELL WM Portfolio Member LLC	Delaware

WellClover Holdings LLC	Delaware
WellClover TRS II LLC	Delaware
WellClover TRS LLC	Delaware
WellClover Venture II LLC	Delaware
WellClover Venture LLC	Delaware
Wellesley Washington Street Housing I LLC	Delaware
wellFloridaEX LLC	Delaware
Welltower 1915 North 34th Street, LLC	Wisconsin
Welltower 1950 Sunny Crest Drive GP, LLC	Delaware
Welltower 1950 Sunny Crest Drive, LP	Delaware
Welltower 2130 Continental Drive, LLC	Wisconsin
Welltower 5017 South 110th Street, LLC	Wisconsin
Welltower Arlington TRS LLC	Delaware
Welltower Ballard LLC	Minnesota
Welltower BV Westwood PropCo GP LLC	Delaware
Welltower Canadian Services TRS GP LTD.	Ontario
Welltower Canadian Services TRS LP	Ontario
Welltower Carmichael Tenant LLC	Delaware
Welltower CCRC OpCo LLC	Delaware
Welltower Charitable Foundation	Delaware
Welltower Cogir Landlord, LP	Delaware
Welltower Cogir Tenant, LLC	Delaware
Welltower Colorado Properties LLC	Delaware
Welltower Eclipse Issaquah PropCo LLC	Delaware
Welltower Eclipse Issaquah TRS LLC	Delaware
Welltower GP LLC	Delaware
Welltower HealthCare Properties II LLC	Delaware
Welltower HealthCare Properties LLC	Delaware
Welltower HealthCare Venture Properties LLC	Delaware
Welltower Iowa Holdco LLC	Delaware
Welltower Kisco RIDelawareA Holdco GP LLC	Delaware
Welltower Kisco RIDelawareA Holdco LP	Delaware
Welltower Kisco RIDelawareA Landlord, LLC	Delaware
Welltower Kisco RIDelawareA Tenant, LLC	Delaware
Welltower KansasL Owner LLC	Delaware
Welltower Landlord Group LLC	Delaware
Welltower Limited Partnership	Delaware
Welltower Management Company Holdco LLC	Delaware
Welltower NNN Group LLC	Delaware
Welltower North Fresno Tenant LLC	Delaware
Welltower Northbridge Tenant LLC	Delaware
Welltower OM Group LLC	Delaware
Welltower OM Member JV GP LLC	Delaware
Welltower OM Member JV LP	Delaware
Welltower OM Member REIT LLC	Delaware
Welltower OM PropCo GP LLC	Delaware
Welltower OpCo Group LLC	Delaware
Welltower Orange Tenant LLC	Delaware
Welltower Pacific Beach Tenant LLC	Delaware
Welltower Pappas MOB 1, LLC	Delaware
Welltower Pappas MOB 2, LLC	Delaware
Welltower Pegasus Landlord, LLC	Delaware
Welltower Pegasus Tenant, LLC	Delaware
Welltower Pegasus TRS LLC	Delaware
Welltower Portfolio Tenant LLC	Delaware

Welltower PropCo Group Borrower LLC	Delaware
Welltower PropCo Group LLC	Delaware
Welltower Redding Tenant LLC	Delaware
Welltower REIT Holdings LLC	Delaware
Welltower TCG NNN Landlord, LLC	Delaware
Welltower TCG RIDelawareA Landlord, LLC	Delaware
Welltower TCG RIDelawareA Tenant, LLC	Delaware
Welltower Tenant Group LLC	Delaware
Welltower TRS Holdco LLC	Delaware
Welltower Victory II GP LLC	Delaware
Welltower Victory II JV LP	Delaware
Welltower Victory II Landlord LP	Delaware
Welltower Victory II OpCo LLC	Delaware
Welltower Victory II PropCo LLC	Delaware
Welltower Victory II REIT LLC	Delaware
Welltower Victory II Tenant LP	Delaware
Welltower Victory II TRS LLC	Delaware
Welltower Victory III Landlord LLC	Delaware
Welltower Victory III OpCo LLC	Delaware
Welltower Victory III Tenant LP	Delaware
Welltower Victory III TRS LLC	Delaware
Westford Littleton Road I LLC	Delaware
White Plains Associates LLC	Delaware
Williamstown Kentucky Propco LLC	Delaware
Willow Tower Investments GP Limited	United Kingdom
Willow Tower Investments GP LLP	Jersey
Willow Tower Investments LP	Jersey
Willow Tower Nominee 1 Limited	United Kingdom
Willow Tower Nominee 2 Limited	United Kingdom
Willow Tower Opco 1 Limited	United Kingdom
Wimbledon Opco Limited	United Kingdom
Windrose 310 Properties, L.L.C.	Tennessee
Windrose Congress I Properties, L.P.	Delaware
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tulsa Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
Woodmere Park Owner LLC	Delaware
WR Brentwood Propco Limited	Jersey
WR Coombe Propco Limited	Jersey
WR Epsom Propco Limited	Jersey

WR GP Limited	Jersey
WR Hindhead Propco Limited	Jersey
WR Holdco Limited	Jersey
WR Investment Partners Limited	Jersey
WR Limited Partnership	Jersey
WR Midco Limited	United Kingdom
WR Operations 1 Limited	United Kingdom
WR Operations 2 Limited	United Kingdom
WR Operations 3 Limited	United Kingdom
WR Operations 4 Limited	United Kingdom
WR Operations 5 Limited	United Kingdom
WR Operations 6 Limited	United Kingdom
WR Operations 7 Limited	United Kingdom
WR Signature DP2 Limited	Jersey
WR Signature Operations Limited	United Kingdom
WT 9 Pack Property Owner LLC	Delaware
WT Hampshire Property Owner LLC	Delaware
WT Lessee LLC	Delaware
WT Lessor LLC	Delaware
WT Propco Member Holdco, Inc.	California
WT Stony Hill Tenant LLC	Delaware
WT Tenant Opco LLC	Delaware
WT UK OpCo 1 Limited	United Kingdom
WT UK OpCo 2 Limited	United Kingdom
WT UK OpCo 3 Limited	United Kingdom
WT UK Opco 4 Limited	United Kingdom